                                  EXHIBIT 4.9

                           ORION CAPITAL CORPORATION

                                       TO

                          STATE STREET BANK AND TRUST
                 COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION,
                                    TRUSTEE



                              --------------------

                                   INDENTURE

                            Dated as of      , 1994
                                        -----


                              --------------------





                          Subordinated Debt Securities

                           ORION CAPITAL CORPORATION


               Reconciliation and tie between certain Sections of
                  this Indenture, dated as of      , 1994,and
                                              -----
                    Sections 310 through 318, inclusive, of
                        the Trust Indenture Act of 1939:


  Trust Indenture
    Act Section                                            Indenture Section
  ---------------                                          -----------------

     310(a)(1)    .......................................  609
        (a)(2)    .......................................  609
        (a)(3)    .......................................  Not Applicable
        (a)(4)    .......................................  Not Applicable
        (b)       .......................................  608
                                                           610
     311(a)       .......................................  613
        (b)       .......................................  613
     312(a)       .......................................  701
                                                           702(a)
        (b)       .......................................  702(b)
        (c)       .......................................  702(c)
     313(a)       .......................................  703(a)
        (b)       .......................................  703(a)
        (c)       .......................................  703(a)
        (d)       .......................................  703(b)
     314(a)       .......................................  704
        (a)(4)    .......................................  101
                                                           1004
        (b)       .......................................  Not Applicable
        (c)(1)    .......................................  102
        (c)(2)    .......................................  102
        (c)(3)    .......................................  Not Applicable
        (d)       .......................................  Not Applicable
        (e)       .......................................  102
     315(a)       .......................................  601
        (b)       .......................................  602
        (c)       .......................................  601
        (d)       .......................................  601
        (e)       .......................................  514
     316(a)       .......................................  101
        (a)(1)(A) .......................................  502
                                                           512
        (a)(1)(B) .......................................  513
        (a)(2)    .......................................  Not Applicable
        (b)       .......................................  508
        (c)       .......................................  104(c)






     317(a)(1)    .......................................  503
        (a)(2)    .......................................  504
        (b)       .......................................  1003
     318(a)       .......................................  107

  ------------------
  NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                               TABLE OF CONTENTS
                               -----------------

                                                                      Page
                                                                      ----

  PARTIES.........................................................       1
  RECITALS OF THE COMPANY.........................................       1


                                  ARTICLE ONE
                                  -----------

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

  Section 101.  Definitions.......................................       1
                Act...............................................       2
                Authenticating Agent..............................       2
                Board of Directors................................       2
                Board Resolution..................................       2
                Business Day......................................       2
                Commission........................................       2
                Common Stock......................................       2
                Company...........................................       3
                Company Request; Company Order....................       3
                Consolidated Tangible Net Worth...................       3
                Corporate Trust Office............................       3
                corporation.......................................       3
                Covenant Defeasance...............................       3
                Debt..............................................       3
                Defaulted Interest................................       4
                Defeasance........................................       4
                Depositary........................................       4
                Event of Default..................................       4
                Exchange Act......................................       4
                Floating or Adjustable Rate Provision.............       4
                Floating or Adjustable Rate Security..............       4
                Global Security...................................       4
                Holder............................................       4
                Indenture.........................................       4
                interest..........................................       4
                Interest Payment Date.............................       5
                Maturity..........................................       5
                Notice of Default.................................       5
                Officers' Certificate.............................       5



  ------------------
  NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.






                Opinion of Counsel................................       5
                Original Issue Discount Security..................       5
                Outstanding.......................................       5
                Paying Agent......................................       6
                Person............................................       6
                Place of Payment..................................       6
                Predecessor Security..............................       6
                Principal Subsidiary..............................       6
                Proceeding........................................       7
                Redemption Date...................................       7
                Redemption Price..................................       7
                Regular Record Date...............................       7
                Responsible Officer...............................       7
                Securities........................................       7
                Security Register and Security
                  Registrar.......................................       7
                Senior Debt.......................................       7
                Special Record Date...............................       8
                Stated Maturity...................................       8
                Subsidiary........................................       8
                Trustee...........................................       8
                Trust Indenture Act...............................       8
                U.S. Government Obligations.......................       8
                Vice President....................................       8
  Section 102.  Compliance Certificates and Opinions..............       8
  Section 103.  Form of Documents Delivered to
                  Trustee.........................................       9
  Section 104.  Acts of Holders; Record Dates.....................      10
  Section 105.  Notices, Etc., to Trustee and Company.............      11
  Section 106.  Notice to Holders; Waiver.........................      11
  Section 107.  Conflict with Trust Indenture Act.................      12
  Section 108.  Effect of Headings and Table of
                  Contents........................................      12
  Section 109.  Successors and Assigns............................      12
  Section 110.  Separability Clause...............................      12
  Section 111.  Benefits of Indenture.............................      13
  Section 112.  Governing Law.....................................      13
  Section 113.  Legal Holidays....................................      13
  Section 114.  Personal Immunity from Liability
                  for Incorporators, Stockholders,
                  Etc.............................................      13


                                  ARTICLE TWO
                                  -----------

                                 SECURITY FORMS

  Section 201.  Forms Generally...................................      14
  Section 202.  Form of Face of Security..........................      14

  ------------------
  NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.






  Section 203.  Form of Reverse of Security.......................      17
  Section 204.  Form of Legend for Global Securities..............      22
  Section 205.  Form of Trustee's Certificate of
                  Authentication..................................      23
  Section 206.  Form of Conversion Notice.........................      23


                                 ARTICLE THREE
                                 -------------

                                 THE SECURITIES

  Section 301.  Amount Unlimited; Issuable in Series..............      24
  Section 302.  Denominations.....................................      27
  Section 303.  Execution, Authentication, Delivery
                  and Dating......................................      27
  Section 304.  Temporary Securities..............................      28
  Section 305.  Registration, Registration of Transfer
                  and Exchange....................................      29
  Section 306.  Mutilated, Destroyed, Lost and Stolen
                  Securities......................................      30
  Section 307.  Payment of Interest; Interest
                  Rights Preserved................................      31
  Section 308.  Persons Deemed Owners.............................      33
  Section 309.  Cancellation......................................      33
  Section 310.  Computation of Interest...........................      33


                                  ARTICLE FOUR
                                  ------------

                           SATISFACTION AND DISCHARGE

  Section 401.  Satisfaction and Discharge of
                  Indenture.......................................      33
  Section 402.  Application of Trust Fund.........................      35


                                  ARTICLE FIVE
                                  ------------

                                    REMEDIES

  Section 501.  Events of Default.................................      35
  Section 502.  Acceleration of Maturity; Rescission
                  and Annulment...................................      37
  Section 503.  Collection of Indebtedness and Suits
                  for Enforcement by Trustee......................      39
  Section 504.  Trustee May File Proofs of Claim..................      40


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  NOTE:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.






  Section 505.  Trustee May Enforce Claims Without
                  Possession of Securities........................      40
  Section 506.  Application of Money Collected....................      40
  Section 507.  Limitation on Suits...............................      41
  Section 508.  Unconditional Right of Holders to
                  Receive Principal, Premium and
                  Interest and to Convert.........................      42
  Section 509.  Restoration of Rights and Remedies................      42
  Section 510.  Rights and Remedies Cumulative....................      42
  Section 511.  Delay or Omission Not Waiver......................      42
  Section 512.  Control by Holders................................      43
  Section 513.  Waiver of Past Defaults...........................      43
  Section 514.  Undertaking for Costs.............................      44


                                  ARTICLE SIX
                                  -----------

                                  THE TRUSTEE

  Section 601.  Certain Duties and Responsibilities...............      44
  Section 602.  Notice of Defaults................................      45
  Section 603.  Certain Rights of Trustee.........................      46
  Section 604.  Not Responsible for Recitals or
                  Issuance of Securities..........................      47
  Section 605.  May Hold Securities...............................      47
  Section 606.  Money Held in Trust...............................      47
  Section 607.  Compensation and Reimbursement....................      47
  Section 608.  Disqualification; Conflicting
                  Interests.......................................      48
  Section 609.  Corporate Trustee Required;
                  Eligibility.....................................      48
  Section 610.  Resignation and Removal; Appointment of
                  Successor.......................................      48
  Section 611.  Acceptance of Appointment by
                  Successor.......................................      50
  Section 612.  Merger, Conversion, Consolidation or
                  Succession to Business..........................      51
  Section 613.  Preferential Collection of Claims
                  Against Company.................................      51
  Section 614.  Appointment of Authenticating Agent...............      51


                                 ARTICLE SEVEN
                                 -------------

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

  Section 701.  Company to Furnish Trustee Names and
                  Addresses of Holders............................      53

  ------------------
  NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.






  Section 702.  Preservation of Information;
                  Communications to Holders.......................      54
  Section 703.  Reports by Trustee................................      54
  Section 704.  Reports by Company................................      54


                                 ARTICLE EIGHT
                                 -------------

                    CONSOLIDATION, MERGER OR SALE OF ASSETS

  Section 801.  Company May Consolidate, Etc., Only on
                  Certain Terms...................................      55
  Section 802.  Successor Substituted.............................      55


                                  ARTICLE NINE
                                  ------------

                            SUPPLEMENTAL INDENTURES

  Section 901.  Supplemental Indentures Without Consent
                  of Holders......................................      56
  Section 902.  Supplemental Indentures With Consent
                  of Holders......................................      57
  Section 903.  Execution of Supplemental Indentures..............      58
  Section 904.  Effect of Supplemental Indentures.................      59
  Section 905.  Revocation and Effect of Consents.................      59
  Section 906.  Conformity with Trust Indenture Act...............      59
  Section 907.  Reference in Securities to
                  Supplemental Indentures.........................      59
  Section 908.  Waiver of Compliance by Holders...................      59
  Section 909.  Subordination Unimpaired..........................      60


                                  ARTICLE TEN
                                  -----------

                                   COVENANTS

  Section 1001. Payment of Principal, Premium and
                  Interest........................................      60
  Section 1002. Maintenance of Office or Agency...................      60
  Section 1003. Money for Securities Payments to Be
                  Held in Trust...................................      61
  Section 1004. Statement by Officers as to Default...............      62
  Section 1005. Limitations on Liens on Common Stock of
                  Principal Subsidiaries..........................      62



  ------------------
  NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.







                                 ARTICLE ELEVEN
                                 --------------

                            REDEMPTION OF SECURITIES

  Section 1101. Applicability of Article..........................      63
  Section 1102. Election to Redeem; Notice to Trustee.............      63
  Section 1103. Selection by Trustee of Securities to
                  Be Redeemed.....................................      63
  Section 1104. Notice of Redemption..............................      64
  Section 1105. Deposit of Redemption Price.......................      65
  Section 1106. Securities Payable on Redemption Date.............      65
  Section 1107. Securities Redeemed in Part.......................      66


                                 ARTICLE TWELVE
                                 --------------

                            CONVERSION OF SECURITIES

  Section 1201. Applicability of Article..........................      66
  Section 1202. Exercise of Conversion Privilege..................      66
  Section 1203. No Fractional Shares..............................      67
  Section 1204. Adjustment of Conversion Price....................      68
  Section 1205. Notice of Certain Corporate
                  Actions.........................................      68
  Section 1206. Reservation of Shares of Common
                  Stock...........................................      69
  Section 1207. Payment of Certain Taxes Upon
                  Conversion......................................      69
  Section 1208. Nonassessability..................................      70
  Section 1209. Effect of Consolidation or Merger
                  on Conversion Privilege.........................      70
  Section 1210. Duties of Trustee Regarding
                  Conversion......................................      71
  Section 1211. Repayment of Certain Funds Upon
                  Conversion......................................      71


                                ARTICLE THIRTEEN
                                ----------------

                       DEFEASANCE AND COVENANT DEFEASANCE

  Section 1301. Company's Option to Effect
                  Defeasance or Covenant Defeasance...............      72
  Section 1302. Defeasance and Discharge..........................      72
  Section 1303. Covenant Defeasance...............................      72



  ------------------
  NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.






  Section 1304. Conditions to Defeasance or
                  Covenant Defeasance.............................      73
  Section 1305. Deposited Money and U.S. Government
                  Obligations to be Held In Trust;
                  Other Miscellaneous Provisions..................      75
  Section 1306. Reinstatement.....................................      75


                                ARTICLE FOURTEEN
                                ----------------

                                 SINKING FUNDS

  Section 1401. Applicability of Article..........................      76
  Section 1402. Satisfaction of Sinking Fund Payments
                  with Securities.................................      76
  Section 1403. Redemption of Securities for Sinking
                  Fund............................................      76


                                ARTICLE FIFTEEN
                                ---------------

                          SUBORDINATION OF SECURITIES

  Section 1501. Securities Subordinate to Senior
                  Debt............................................      77
  Section 1502. Payment Over of Proceeds Upon
                  Dissolution, Etc................................      77
  Section 1503. Prior Payment to Senior Debt Upon
                  Acceleration of Securities......................      79
  Section 1504. No Payment When Senior Debt in
                  Default.........................................      79
  Section 1505. Payment Permitted If No Default...................      80
  Section 1506. Subrogation to Rights of Holders
                  of Senior Debt..................................      80
  Section 1507. Provisions Solely to Define Relative
                  Rights..........................................      81
  Section 1508. Trustee to Effectuate Subordination...............      81
  Section 1509. No Waiver of Subordination Provisions.............      81
  Section 1510. Notice to Trustee.................................      82
  Section 1511  Reliance on Judicial Order or
                  Certificate of Liquidating Agent................      83
  Section 1512. Trustee Not Fiduciary For Holders
                  of Senior Debt..................................      83
  Section 1513. Rights of Trustee as Holder of Senior
                  Debt; Preservation of Trustee's
                  Rights..........................................      83


  ------------------
  NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.






  Section 1514. Article Applicable to Paying Agents...............      83
  Section 1515. Defeasance of This Article Fifteen................      84
  Section 1516. Certain Conversions Deemed Payment................      84



  TESTIMONIUM.....................................................      84
  SIGNATURES AND SEALS............................................      85
  ACKNOWLEDGMENTS.................................................      86










































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  NOTE:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

            INDENTURE, dated as of      , 1994, between ORION CAPITAL
                                   -----
  CORPORATION, a Delaware corporation (herein called the "Company"), having its principal office at 30 Rockefeller Plaza, New York, New York 10112, and STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States of America, as Trustee (herein called the "Trustee").

                            RECITALS OF THE COMPANY

            The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture.

            All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                  ARTICLE ONE

                        Definitions and Other Provisions
                             of General Application

  Section 101.  Definitions.
                -----------

            For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act or the Securities Act of 1933, as amended, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation;

            (4) the words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture; and

            (5) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision unless the context otherwise requires.

            "Act", when used with respect to any Holder, has the meaning specified in Section 104.

            "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series.

            "Board of Directors" means either (i) the board of directors of the Company, the executive committee of such board of directors or any other duly authorized committee of directors and/or officers appointed by such board of directors or executive committee, or (ii) one or more duly authorized officers of the Company to whom the board of directors of the Company or a committee thereof has delegated the authority to act with respect to the matters contemplated by this Indenture.

            "Board Resolution" means (i) a copy of a resolution certified by the Corporate Secretary or an Assistant Corporate Secretary of the Company to have been duly adopted by the Board of Directors or a committee thereof and to be in full force and effect on the date of such certification or (ii) a certificate signed by the authorized officer or officers of the Company to whom the board of directors of the Company or a committee thereof has delegated its authority (as described in the definition of Board of Directors), and in each case, delivered to the Trustee.

            "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close.

            "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

            "Common Stock" means, with respect to the Company, its common capital stock, par value $1.00 per share, and with respect to any Principal Subsidiary, stock of any class, however designated, except stock which is non-participating beyond fixed dividend and liquidation preferences and the holders of which have either no voting rights or limited voting rights entitling them, only in the case of certain contingencies, to elect less than a majority of the directors (or persons performing similar functions) of such Principal Subsidiary, and shall include securities of any class, however designated, which are convertible into such Common Stock.

            "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

            "Company Request" or "Company Order" means a written request or order signed in the name of the Company by (i) any two of the following individuals: the Chairman, a Vice Chairman, the President or a Vice President, or (ii) by one of the foregoing individuals and by any other Vice President, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Corporate Secretary or an Assistant Corporate Secretary or any other individual authorized by the Board of Directors for such purpose, and delivered to the Trustee.

            "Consolidated Tangible Net Worth" means, at any date, the total assets appearing on the most recently prepared consolidated balance sheet of the Company and its Subsidiaries at the end of a fiscal quarter of the Company, prepared in accordance with generally accepted accounting principles consistently applied (subject to normal year end adjustments and except to the extent an inconsistency results from compliance by the Company with new financial accounting standards with which the Company's independent public accountants concur), less (a) the total liabilities appearing on such balance sheet and (b) intangible assets. For purposes hereof, "intangible assets" means the value (net of any applicable reserves), as shown on or reflected in such balance sheet, of (i) all trade names, trademarks, licenses, patents, copyrights and goodwill; (ii) organizational and development costs; and (iii) unamortized debt discount and expense, less unamortized premium; but (iv) excludes deferred policy acquisition costs and deferred income tax assets.

            "Corporate Trust Office" means the principal office of the Trustee located at 750 Main Street, Suite 1114, Hartford, Connecticut 06103, at which at any particular time its corporate trust business shall be administered.

            "corporation" means a corporation, association, company, joint-stock company or business trust.

            "Covenant Defeasance" has the meaning specified in Section 1303.

            "Debt" means (without duplication and without regard to any portion of principal amount that has not accrued and to any interest component thereof (whether accrued or imputed) that is not due and payable) with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business), (v) every capital lease obligation of such Person, (vi) the maximum fixed redemption or repurchase price of redeemable stock of such Person at the time of determination, and
  (vii) every obligation of the type referred to in clauses (i) through (vi) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed or is responsible or liable, directly or indirectly, as obligor or otherwise.

            "Defaulted Interest" has the meaning specified in Section 307.

            "Defeasance" has the meaning specified in Section 1302.

            "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301.

            "Event of Default" has the meaning specified in Section 501.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute thereto.

            "Floating or Adjustable Rate Provision" means a formula or provision, specified in or pursuant to a Board Resolution or an indenture supplemental hereto, providing for the determination, whether pursuant to objective factors or pursuant to the sole discretion of any Person (including the Company), and periodic adjustment of the interest rate borne by a Floating or Adjustable Rate Security.

            "Floating or Adjustable Rate Security" means any Security which provides for interest thereon at a periodic rate that may vary from time to time over the term thereof in accordance with a Floating or Adjustable Rate Provision.

            "Global Security" means a Security that evidences all or part of the Securities of any series and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.

            "Holder" means a Person in whose name a Security is registered in the Security Register.

            "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument, and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

            "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.

            "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

            "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

            "Notice of Default" means a written notice of the kind specified in Section 501(4).

            "Officers' Certificate" means a certificate signed by (i) any two of the following individuals: the Chairman, a Vice Chairman, the President or a Vice President, or (ii) by one of the foregoing individuals and by any other Vice President, the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Corporate Secretary or an Assistant Corporate Secretary, of the Company, or any other individual authorized by the Board of Directors for such purpose, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

            "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel to the Company, or who may be other counsel reasonably satisfactory to the Trustee.

            "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 502.

            "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
                                  ------

            (i) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if
                                                         --------
       such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

            (iii) Securities as to which Defeasance has been effected pursuant to Section 1302; and

            (iv) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

  provided, however, that in determining whether the Holders of the requisite
  --------  -------
  principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, (A) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 502, and (B) Securities owned by (i) the Company or any other obligor upon the Securities or (ii) any Subsidiary of the Company or of such other obligor upon the Securities shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Subsidiary of the Company or of such other obligor.

            "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

            "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301.

            "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

            "Principal Subsidiary" means any Subsidiary of the Company which at the time of determination has, (A) assets which, as of the date of the Company's most recently prepared quarterly consolidated balance sheet, constituted at least 15% of the Company's total assets on a consolidated basis as of such date, or (B) revenues for the 12-month period ending on the date of the Company's most recently prepared quarterly consolidated statement of income which constituted at least 15% of the Company's total revenues on a consolidated basis for such period or (C) net earnings for the 12-month period ending on the date of the Company's most recently prepared quarterly consolidated statement of income which constituted at least 15% of the Company's total net earnings on a consolidated basis for such period.

            "Proceeding" has the meaning specified in Section 1502.

            "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

            "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.
            "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

            "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

            "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

            "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

            "Senior Debt" means the principal of (and premium, if any) and interest, if any, (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company to the extent that such claim for post-petition interest is allowed in such proceeding) on Debt, whether incurred on or prior to the date of the Indenture or thereafter incurred, unless, in the instrument creating or evidencing the same or pursuant to which the same is outstanding, it is provided that such obligations are not superior in right of payment to the securities or to other Debt which is pari passu with, or subordinated to the
                                       ---- -----
  Securities; provided, however, that Senior Debt shall not be deemed to
              --------  -------
  include (1) the Securities or (2) the Debt referred to in clause (vi) of the definition of Debt.

            "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

            "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable.

            "Subsidiary" means a corporation more than 50% of the voting power of which is controlled, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting power" means the power to vote for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

            As of the date hereof, Guaranty National Corporation ("GNC") is not a Subsidiary and shall not be deemed a "Subsidiary" hereunder at any time unless at the end of the most recent fiscal quarter of the Company more than 50% of the voting power of GNC is directly or indirectly controlled by the Company and/or one or more of its Subsidiaries.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

            "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of
            --------  --------
  1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended, and except as provided in Section 906.

            "U.S. Government Obligations" has the meaning specified in Section 1304.

            "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

  Section 102.  Compliance Certificates and Opinions.
                ------------------------------------

            Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

            Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (excluding certificates provided for in Section 1004) shall include

            (1) a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions con-tained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

  Section 103.  Form of Documents Delivered to Trustee.
                --------------------------------------

            In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which its certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or repre-sentations with respect to such matters are erroneous.

            Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate, opinion or representation by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows, or in the exercise of reasonable care should know, that the certificate, opinion or representation with respect to such accounting matters upon which its certificate, statement or opinion may be based is erroneous.

            Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

  Section 104.  Acts of Holders; Record Dates.
                -----------------------------

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments.
  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Outstanding Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 701) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.

            (d) The ownership of Securities shall be proved by the Security Register or by a certificate of the Security Registrar.

            (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

            (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

  Section 105.  Notices, Etc., to Trustee and Company.
                -------------------------------------

            Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office; provided, however, that the same shall be made, given, furnished or filed only when received by a Responsible Officer of the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department, or

            (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its prin-cipal office specified in the first paragraph of this instrument; provided, however, that the same shall be made, given, furnished or filed only when received by the Company, Attention: Treasurer, or at any other address previously furnished in writing to the Trustee by the Company.

  Section 106.  Notice to Holders; Waiver.
                -------------------------

            Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice; provided, however, that the Company or the Trustee, upon a good faith determination that mailing is in the circumstances impractical, may give such notice by any other method which, in the reasonable belief of the Company or, in the case of the Trustee, of the Company and the Trustee, is likely to be received by the Holders. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

  Section 107.  Conflict with Trust Indenture Act.
                ---------------------------------

            If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the required provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

  Section 108.  Effect of Headings and Table of Contents.
                ----------------------------------------

            The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

  Section 109.  Successors and Assigns.
                ----------------------

            All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

  Section 110.  Separability Clause.
                -------------------

            In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

  Section 111.  Benefits of Indenture.
                ---------------------

            Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

  Section 112.  Governing Law.
                -------------

            THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

  Section 113.  Legal Holidays.
                --------------

            In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last day on which a Holder has the right to convert a Security at a particular conversion price shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of the Securities of any series which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal (and premium, if any) or conversion need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no
                                                      --------
  interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

  Section 114.  Personal Immunity from Liability for
                Incorporators, Stockholders, Etc.
                ------------------------------------

            No recourse shall be had for the payment of the principal of or premium, if any, or interest, if any, on any Security, or for any claim based thereon, or otherwise in respect of any Security, or based on or in respect of this Indenture or any indenture supplemental hereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issue of the Securities.

                                  ARTICLE TWO

                                Security Forms

  Section 201.  Forms Generally.
                ---------------

            The Securities of each series shall be in substantially the form set forth in this Article, or in such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistent herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Corporate Secretary or an Assistant Corporate Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

            The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

  Section 202.  Form of Face of Security.
                ------------------------

            [Insert any legend required by the Internal Revenue Code and the
            ----------------------------------------------------------------
  regulations thereunder.]
  ------------------------


                           ORION CAPITAL CORPORATION

                  -------------------------------------------


  No.                                                            $
     ------                                                       ------


            ORION CAPITAL CORPORATION, a Delaware corporation (herein called the "Company", which term includes any successor Person under the
  Indenture hereinafter referred to), for value received, hereby promises
  to pay to                                                     , or
            ----------------------------------------------------
  registered assigns, the principal sum of
                                           ---------------------------------
  [Dollars] [if the Security is to bear interest prior to Maturity, insert --
             -------------------------------------------------------------
  and to pay interest thereon from                or from the most recent
                                   --------------
  Interest Payment Date to which interest has been paid or duly provided for,
  [semi-annually on                 and                in each year]  [If
                    ---------------     --------------                 --
  other than semi-annual payments, insert frequency of payments and payment
  -------------------------------
  dates], commencing               , at [If the Security is to bear interest
                     --------------      -----------------------------------
  at a fixed rate, insert -- the rate of     % per annum, [If the Security is
  ---------------  ------                ----              ------------------
  a Floating or Adjustable Rate Security, insert -- a rate per annum
  --------------------------------------  ------
  [computed-determined] in accordance with the [insert defined name of Floating or Adjustable Rate Provision] set forth below] [If the Security is
                                                           ------------------
  to bear interest at a rate determined with reference to an index, refer to
  ----------------------------------------------------------------
  description of index below] until the principal hereof is paid or made available for payment [if applicable, insert -- and (to the extent that the
                         ---------------------
  payment of such interest shall be legally enforceable) at the rate of      %
                                                                        -----
  per annum on any overdue principal and premium and on any overdue installment of interest]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the
  Regular Record Date for such interest, which shall be the                or
                                                            --------------
                 (whether or not a Business Day), as the case may be, next
  --------------
  preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture).

            The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Debt, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-- fact for any and all such purposes.

            [If the Securities are Floating or Adjustable Rate Securities with
                                   -------------------------------------------
  respect to which the principal of or any premium or interest may be
  -------------------------------------------------------------------
  determined with reference to an index, insert the text of the Floating or
  -------------------------------------
  Adjustable Rate Provision.]

            [If the Security is not to bear interest prior to Maturity, insert
             -----------------------------------------------------------------
  -- The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal of this Security
  shall bear interest at the rate of       % per annum (to the extent that the
                                     ------
  payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of
       % per annum
                                                           -----
  (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

            Payment of the principal of (and premium, if any) and [if
                                                                   --
  applicable, insert -- any such] interest on this Security will be made at
  ------------------
  the office or agency of the Company maintained for that purpose in
                , in such coin or currency of the United States of America
  --------------
  as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of
         --------  -------
  interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register).

            Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

  Dated:

                                          ORION CAPITAL CORPORATION




                                          By
                                            ------------------------------

  Attest:


  ------------------------------


  Section 203.  Form of Reverse Security.
                ------------------------

            This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one
  or more series under an Indenture, dated as of                (herein called
                                                 --------------
  the "Indenture"), between the Company and                      , as Trustee
                                            ---------------------
  (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [, limited in aggregate
  principal amount to $              ].
                       --------------

            [If applicable, insert -- The Securities of this series are
             ---------------------
  subject to redemption upon not less than 30 days' nor more than 60 days'
  notice by mail, [if applicable, insert -- (1) on                in any year
                   ---------------------           --------------
  commencing with the year         and ending with the year         through
                           -------                          -------
  operation of the sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [on or after
                 19  ], as a whole or in part, at the election of the Company,
  --------------   --
  at the following Redemption Prices (expressed as percentages of the
  principal amount):  If redeemed [on or before               ,     % and if
                                                --------------  ----
  redeemed] during the 12-month period beginning                of the years
                                                 --------------
  indicated,


                 Redemption                                  Redemption
  Year              Price                 Year                  Price
  ----           ----------               ----               ----------


  and thereafter at a Redemption Price equal to              of the principal
                                                ------------
  amount, together in the case of any such redemption [if applicable, insert
                                                       ---------------------
  -- (whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest installments whose stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

            [If applicable, insert -- The Securities of this series are
             ---------------------
  subject to redemption upon not less than 30 days' nor more than 60 days'
  notice by mail, (1) on           in any year commencing with the year
                         ---------
             and ending with the year            through operation of the
  ----------                          ----------
  sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time [on or
  after           ], as a whole or in part, at the election of the Company,
        ----------
  at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning of the years indicated,
  ----------

                   Redemption Price
                    For Redemption               Redemption Price For
                   Through Operation             Redemption Otherwise
                        of the                  Than Through Operation
  Year               Sinking Fund                of the Sinking Fund
  ----             -----------------            ----------------------




  and thereafter at a Redemption Price equal to      % of the principal
                                                -----
  amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity in on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

            [The sinking fund for this series provides for the redemption on
             in each year beginning with the year        and ending with the
  ----------                                      ------
  year        of [not less than $           ("mandatory sinking fund") and not
       ------                    ----------
  more than] $           aggregate principal amount of Securities of this
              ----------
  series. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made [in the inverse order in which they become due).]

            [If the Security is subject to redemption, insert -- In the event
             ----------------------------------------
  of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.]

            The Indenture contains provisions for defeasance at any time of
  (1) the entire indebtedness of this Security or (2) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

            [If the Security is convertible into Common Stock of the Company,
             ----------------------------------------------------------------
  insert -- Subject to the provisions of the Indenture, the Holder of this
  ------
  Security is entitled, at its option, at any time on or before [insert date]
                                                                 -----------
  (except that, in case this Security or any portion hereof shall be called for redemption, such right shall terminate with respect to this Security or portion hereof, as the case may be, so called for redemption at the close of business on the date fixed for redemption as provided in the Indenture unless the Company defaults in making the payment due upon redemption), to convert the principal amount of this Security (or any portion hereof which is $1,000 or an integral multiple thereof), into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/ 100th of a share) of the Common Stock of the Company, as said shares shall be constituted at the date of conversion, at the conversion price of
  $         principal amount of Securities for each share of Common Stock, or
   --------
  at the adjusted conversion price in effect at the date of conversion determined as provided in the Indenture, upon surrender of this Security, together with the conversion notice hereon duly executed, to the Company at
  the designated office or agency of the Company in                       ,
                                                    ----------------------
  accompanied (if so required by the Company) by instruments of transfer, in form satisfactory to the Company and to the Trustee, duly executed by the Holder or by its duly authorized attorney in writing. Such surrendering shall, if made during any period beginning at the close of business on a Regular Record Date and ending at the opening of business on the Interest Payment Date next following such Regular Record Date (unless this Security or the portion being converted shall have been called for redemption on a Redemption Date during such period), also be accompanied by payment in funds acceptable to the Company of an amount equal to the Interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no adjustment is to be made on conversion for interest accrued hereon or for dividends on shares of Common Stock issued on conversion. The Company is not required to issue fractional shares upon any such conversion, but shall make adjustment therefor in cash on the basis of the current market value of such fractional interest as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the sale of substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convert-ible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger or sale by a holder of the number of shares of Common Stock into which this Security might have been converted immediately prior to such consolidation, merger or sale (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares) [, assuming if such consolidation, merger
  or sale is prior to          , 19  , that this Security were convertible at
                      ---------    --
  the time of such consolidation, merger or sale at the initial conversion price specified above as adjusted from to such time pursuant to the Indenture]. In the event of conversion of this Security in part only, a new Security or Securities for the unconverted portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.]

            [If the Security is convertible into other securities or property,
             -----------------------------------------------------------------
  specify the conversion features and the form of conversion notice pursuant
  --------------------------------------------------------------------------
  to Section 206 hereof.]
  ---------------------

            [If the Security is not an Original Issue Discount Security,
             -----------------------------------------------------------
  insert -- If an Event of Default with respect to Securities of this series
  ------
  shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.]

            [If the Security is an Original Issue-Discount Security, insert --
             --------------------------------------------------------------
  If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to -- Insert formula for
                                                      ------------------
  determining the amount.  Upon payment (i) of the amount of principal so
  ----------------------
  declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Securities of this series shall terminate.]

            The Indenture permits the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time outstanding of each series to be affected, with certain exceptions as therein provided with respect to certain modifications or amendments which may not be made without the consent of each Holder of such Security affected thereby. The Indenture also permits certain amendments and modifications thereto from time to time by the Company and the Trustee without the consent of the Holders of any series of the Securities to be affected thereby for certain specified purposes, including curing ambiguities, defects or inconsistencies and making any such change that does not adversely affect the rights of any Holder of such series of the Securities, as provided therein.

            The Indenture contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

            No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and Interest on this Security at the times, place and [rate(s)], and in the coin or currency, herein prescribed.

            As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Securities of this series are issuable only in registered form
  without coupons in denominations of $        and any integral multiple
                                       -------
  thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            No recourse shall be had for the payment of the principal of (and premium, if any) or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

            All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

  Section 204.  Form of Legend for Global Securities.
                ------------------------------------

            Every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form or such other legends as may be required:

            This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary or a nominee thereof and no such transfer may be registered, except in the limited circumstances described in the Indenture. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, this Security shall be a Global Security subject to the foregoing, except in such limited circumstances.

  Section 205.  Form of Trustee's Certificate of Authentication.
                -----------------------------------------------

            The Trustee's certificate of authentication shall be in substantially the following form:

            This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                           ---------------------------------
                                                                 As Trustee


                                           By
                                             -------------------------------
                                                          Authorized Officer

  Section 206.  Form of Conversion Notice.
                -------------------------

            To Orion Capital Corporation

            The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of the Company in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If this Notice is being delivered on a date after the close of business on a Regular Record Date and prior to the opening of business on the related Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption on a Redemption Date within such period), this Notice is accompanied by payment, in funds acceptable to the Company, of an amount equal to the interest payable on such Interest Payment Date of the principal of this Security to be converted. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect hereto. Any amount required to be paid by the undersigned on account of interest accompanies this security.

  Principal Amount to be Converted
       (in an integral multiple of
       $1,000, if less than all):
       $
        -----------

  Dated
        ----------------

                                           ---------------------------------
                                               Signature

                                           Signature(s) must be guaranteed by
                                           a commercial bank or trust company
                                           or a member firm of a national
                                           stock exchange if shares of Common
                                           Stock are to be delivered, or
                                           Securities to be issued, other than
                                           to and in the name of the regis-
                                           tered owner.


                                           ---------------------------------
                                           Signature Guarantee

            Fill in for registration of shares of Common Stock and Security if to be issued otherwise than to the registered holder.

                                Social Security or other Taxpayer
  ----------------------------
       (Name)                   Identifying Number
                                                  ----------------------------

  ----------------------------
       (Address)


  ----------------------------
  Please print Name and Address
  (including zip code number)

                                 ARTICLE THREE

                                 The Securities

  Section 301.  Amount Unlimited; Issuable in Series.
                ------------------------------------

            The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

            The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series,

            (1) the title of the Securities of the series (which shall distinguish the Securities of the series from Securities of any other series);

            (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 304, 305, 306, 907 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

            (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

            (4) the date or dates on which the principal of the Securities of the series is payable;

            (5) the rate or rates at which the Securities of the series shall bear interest, if any, or the Floating or Adjustable Rate Provision pursuant to which such rates shall be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date;

            (6) whether the Securities of the series would be secured pursuant to Section 901(6);

            (7) the place or places where the principal of and any premium and interest on Securities of the series shall be payable;

            (8) the period or periods within which, the price or prices at which (including premium, if any) and the terms and conditions upon which Securities of the series shall be redeemed, in whole or in part, at the option of the Company pursuant to a sinking fund or otherwise;

            (9) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

            (10) the terms of any right to convert Securities of the series into shares of Common Stock of the Company or other securities or property;

            (11) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

            (12) if the amount of payments of principal of or any premium or interest on any Securities of the series may be determined with reference to one or more indices, the manner in which such amounts shall be determined;

            (13) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to
       Section 502 or provable under any applicable federal or state bankruptcy or similar law pursuant to Section 503;

            (14) if and as applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstance other than those set forth in Section 305 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

            (15) any other event or events of default applicable with respect to the Securities of the series in addition to those provided in
       Section 501(1) through (7);

            (16) any other covenant or warranty included for the benefit of Securities of the series in addition to (and not inconsistent with) those included in this Indenture for the benefit of Securities of all series, or any other covenant or warranty included for the benefit of Securities of the series in lieu of any covenant or warranty included in this Indenture for the benefit of Securities of all series, or any provision that any covenant or warranty included in this Indenture for the benefit of Securities of all series shall not be for the benefit of Securities of the series, or any combination of such covenants, warranties or provisions;

            (17) any restriction or condition on the transferability of the Securities of the series;

            (18) any authenticating or paying agents, registrars, conversion agents or any other agents with respect to the Securities of the series; and

            (19) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 901(5)).

            All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above or in any such indenture supplemental hereto.

            If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of such action shall be delivered to the Trustee.

  Section 302.  Denominations.
                -------------

            The Securities of each series shall be issuable in registered form without coupons in such denominations as shall be specified as contemplated by Section 301. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

  Section 303.  Execution, Authentication, Delivery and Dating.
                ----------------------------------------------

            The securities shall be executed on behalf of the Company by its Chairman, a Vice Chairman, its President, any Vice President, its Treasurer or Assistant Treasurer, its Controller or Assistant Controller under its corporate seal reproduced thereon attested by its Corporate Secretary or one of its Assistant Corporate Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

            The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Securities. Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. Minor typographical and other minor errors in the text of any Security or minor defects in the seal or facsimile signature on any Security shall not affect the validity or enforceability of such Security if it has been duly authenticated and delivered by the Trustee.

            At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions or indentures supplemental hereto as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating,

            (a) if the form of such Securities has been established by or pursuant to Board Resolutions or indentures supplemental hereto as permitted by Section 201, that such form has been established in conformity with the provisions of this Indenture;

            (b) if the terms of such Securities have been established by or pursuant to Board Resolutions or indentures supplemental hereto as permitted by Section 301, that such terms have been established in conformity with the provisions of this Indenture; and

            (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights gener-ally and to general equity principles.

            The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors, executive committee, or a trust committee of directors or committee of Responsible Officers of the Trustee shall determine that such action would expose the Trustee to personal liability to existing Holders of Securities.

            Notwithstanding the provisions of Section 301 and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Board Resolution otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

            Each Security shall be dated the date of its authentication.

            No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

  Section 304.  Temporary Securities.
                --------------------

            Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Secu-rities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers of the Company executing such Securities may determine, as evidenced by their execution of such Securities.

            If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor. Until so exchanged the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor.

  Section 305.  Registration, Registration of Transfer and Exchange.
                ---------------------------------------------------

            The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it or the Trustee may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

            Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

            At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

            All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

            Every Security presented or surrendered for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any registration of transfer or exchange of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 907 or 1107 not involving any transfer.

            Neither the Company nor the Trustee shall be required (i) to issue, register the transfer of or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of that series selected for redemption under Section 1103 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

            Notwithstanding any other provision in this Indenture, no Global Security may be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary for such Global Security or any nominee thereof, and no such transfer may be registered, unless (1) such Depositary (A) notifies the Company and the Trustee that it is unwilling or unable to continue as Depositary for such Global Security or (B) ceases to be a clearing agency registered under the Exchange Act, (2) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so transferable, registrable and exchangeable, and such transfers shall be registrable, (3) there shall have occurred and be continuing an Event of Default with respect to the Securi-ties evidenced by such Global Security or (4) there shall exist such other circumstances, if any, as have been specified for this purpose as contemplated by Section 301. Notwithstanding any other provision in this Indenture, a Global Security to which the restriction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Securities registered only in the name or names of, such Person or Persons as the Depositary for such Global Security shall have directed and no transfer thereof other than such a transfer may be registered.

            Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security to which the restriction set forth in the first sentence of the preceding paragraph shall apply, whether pursuant to this Section, Section 304, 306, 907 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security.

  Section 306.  Mutilated, Destroyed, Lost and Stolen Securities.
                ------------------------------------------------

            If there shall be delivered to the Company and the Trustee (i) a mutilated Security, or (ii) evidence to their satisfaction of the destruction, loss or theft of any Security and in either case such security or indemnity as may be required by either of them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

            In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

            Upon the issuance of any new Security under this Section, the Company or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

  Section 307.  Payment of Interest; Interest Rights Preserved.
                ----------------------------------------------

            Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

            Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 15 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at its address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

            (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

            Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

            Subject to the provisions of Section 1202, in the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security the principal of (or premium, if any, on) which shall become due and payable, whether at a Stated Maturity or by declaration of acceleration, call for redemption, or otherwise, prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or any one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

  Section 308.  Persons Deemed Owners.
                ---------------------

            Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

  Section 309.  Cancellation.
                ------------

            All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment or for conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancella-tion any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order. Acquisition by the Company of any Security shall not operate as a redemption or satisfaction of the indebtedness represented by such Security unless and until the same is delivered to the Trustee for cancellation.

  Section 310.  Computation of Interest.
                -----------------------

            Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.


                                  ARTICLE FOUR

                           Satisfaction and Discharge

  Section 401.  Satisfaction and Discharge of Indenture.
                ---------------------------------------

            This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities of a series herein expressly provided for) with respect to Securities of any series, and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to a series, when

            (1)  either

            (A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

            (B) all such Securities of such series not theretofore delivered to the Trustee for cancellation

                 (i)  have become due and payable, or

                 (ii) will become due and payable at their Stated Maturity within one year, or

                 (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee in trust irrevocably (A) money (in United States dollars) in an amount, or (B) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient to pay and discharge the entire indebtedness on such Securities of such series not theretofore delivered to the Trustee for cancellation, for principal of (and premium, if any) and interest to the date of such deposit (in the case of Securities of such series which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with.

            In the event there are Securities of two or more series outstanding hereunder, the Trustee shall be required to execute an instrument acknowledging satisfaction and discharge of this Indenture only if requested to do so with respect to Securities of a particular series as to which it is Trustee and if the other conditions thereto are met. In the event that there are two or more Trustees hereunder, then the effectiveness of any such instrument shall be conditioned upon receipt of such instruments from all Trustees hereunder.

            Notwithstanding the satisfaction and discharge of this Indenture with respect to a particular series, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive until there are no Securities Outstanding with respect to a particular series and the obligations of the Company and the Trustee with respect to all other series of Securities shall survive.

  Section 402.  Application of Trust Fund.
                -------------------------

            Subject to provisions of the last paragraph of Section 1003, all amounts deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such funds have been deposited with the Trustee. Money deposited pursuant to this section not in violation of this Indenture shall not be subject to claims of the holders of Senior Debt under Article Fifteen.


                                  ARTICLE FIVE

                                    Remedies

  Section 501.  Events of Default.
                -----------------

            "Event of Default" whenever used with respect to Securities of a series means any one of the following events and such other events as may be established with respect to the Securities of such series as contemplated by
  Section 301 hereof (whether or not it shall be occasioned by the provisions of Article Fifteen):

            (1) Default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

            (2) Default in the payment of the principal of or premium, if any, on any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration of acceleration or otherwise; or

            (3) Default in the making of any sinking fund payment, whether mandatory or optional, and when the same shall become due and payable by the terms of the Securities of such series; or

            (4) Failure on the part of the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company contained in this Indenture (other than those set forth exclusively in the terms of any other particular series of Securities established as contemplated by this Indenture for the benefit of such other series) and written notice of such failure, stating that such notice is a "Notice of Default" hereunder, and requiring the Company to remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Company by the Trustee, or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series, and such failure shall have continued unremedied for a period of 90 days after the date of the Company's receipt of such Notice of Default; or

            (5) (i) An event of default, as defined in any indenture or instrument evidencing or under which the Company or any Principal Subsidiary shall have outstanding indebtedness for borrowed money in a principal amount in excess of $40,000,000, shall happen and be continuing and such indebtedness shall have been accelerated so that the same shall be or become due and payable prior to the date on which the same would otherwise have become due and payable or (ii) the Company or any Principal Subsidiary shall default in the payment at final maturity of outstanding indebtedness for borrowed money in a principal amount in excess of $40,000,000, and such acceleration or default at maturity shall not be waived, rescinded or annulled within 30 days after written notice thereof, stating that such notice is a "Notice of Default" hereunder, sha11 have been given to the Company by the Trustee (if such event be known to it), or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series; provided, however, that if
                                                  --------  -------
       such acceleration under such indenture or instrument or default at maturity shall be remedied or cured by the Company or Principal Sub-sidiary, or waived, rescinded or annulled by the requisite holders of such indebtedness, then the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or any of the Holders; and provided further, that, subject to the
                               -------- -------
       provisions of Sections 601 and 602, the Trustee shall not be charged with knowledge of any such default unless written notice thereof shall have been given to the Trustee by the Company, by the holder of any such indebtedness or an agent of the holder of any such indebtedness, by the trustee then acting under any such indenture or other instrument under which such default shall have occurred, or by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series; or

            (6) A decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of the Company under any applicable Federal or State bankruptcy or similar law, and such decree or order shall have continued undischarged and unstayed for a period of 90 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, trustee, assignee, sequestrator or similar official in bankruptcy or insolvency of the Company or of all or substantially all of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have continued undischarged and unstayed for a period of 90 days; or

            (7) The Company shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization, arrangement, adjustment or composition under any applicable Federal or State bankruptcy or similar law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver, liquidator, trustee, assignee, sequestrator or similar official in bankruptcy or insolvency of the Company or of all or substantially all of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due and its willingness to be adjudged a bankrupt, or corporate action shall be taken by the Company in furtherance of any of the aforesaid purposes.

            Upon receipt by the Trustee of any Notice of Default pursuant to this Section 501 with respect to Securities of any series, a record date shall automatically and without any other action by any Person be set for the purpose of determining the holders of Outstanding Securities of such series entitled to join in such Notice of Default, which record date shall be the close of business on the day the Trustee receives such Notice of Default. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date; provided that, unless such Notice of
                                         --------
  Default shall have become effective by virtue of Holders of at least 25% in principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such Notice of Default shall automatically and without any action by any Person be cancelled and of no further effect.

            The Company shall deliver to the Trustee written notice of any Event of Default under clauses (5), (6) and (7) hereof within 30 days of knowledge thereof by the Company.

  Section 502.  Acceleration of Maturity; Rescission and Annulment.
                --------------------------------------------------

            If an Event of Default with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount (or, if any of the Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable.

            At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

            (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                 (A)  all overdue interest on all Securities of that series,

                 (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

                 (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

                 (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel except such costs and ex-penses as are a result of negligence or bad faith on the part of the Trustee;

  and

            (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of and interest, if any, on the Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

  No such rescission shall affect any subsequent default or impair any right consequent thereon.

            Upon receipt by the Trustee of any declaration of acceleration, or any rescission and annulment of any such declaration, pursuant to this
  Section 502 with respect to Securities of any series, a record date shall automatically and without any other action by any Person be set for the purpose of determining the Holders of Outstanding Securities of such series entitled to join in such declaration, or rescission and annulment, as the case may be, which record date shall be the close of business on the day the Trustee receives such declaration, or rescission and annulment, as the case may be. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such declaration, or rescission and annulment, as the case may be, whether or not such Holders remain Holders after such record date; provided that, unless such declaration, or rescission and annulment,
        --------
  as the case may be, shall have become effective by virtue of Holders of at least 25%, in the case of any declaration of acceleration, or a majority, in the case of any rescission or annulment, in principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such declaration, or rescission and annulment, as the case may be, shall automatically and without any action by any Person be cancelled and of no further effect.

  Section 503.  Collection of Indebtedness and Suits for Enforcement by
                Trustee.
                -------------------------------------------------------

            The Company covenants that if

            (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

            (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

  the Company will, upon written demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel except such costs and expenses, as are a result of negligence or bad faith on the part of the Trustee. Until such demand is made by the Trustee, the Company may pay the principal of and premium, if any, and interest, if any, on the Securities of any series to the registered holders, whether or not the Securities of such series are overdue.

            If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

  Section 504.  Trustee May File Proofs of Claim.
                --------------------------------

            In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607 except such costs and expenses, as are a result of negligence or bad faith on the part of the Trustee.

            No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the
              --------  -------
  Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.

  Section 505.  Trustee May Enforce Claims Without Possession of Securities.
                -----------------------------------------------------------

            All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel except such costs and expenses, as are a result of negligence or bad faith on the part of the Trustee, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

  Section 506.  Application of Money Collected.
                ------------------------------

            Subject to Article Fifteen, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST:  To the payment of all amounts due the Trustee under
       Section 607;

            SECOND: To the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable an such Securities for principal and any premium and interest, respectively; and

            THIRD: To the payment of the remainder, if any, to the Company or any other Person lawfully entitled thereto.

  Section 507.  Limitation on Suits.
                -------------------

            No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series;

            (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee indemnity reasonably satisfactory in form and substance to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series;

  it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

  Section 508.  Unconditional Right of Holders to Receive
                Principal, Premium and Interest and to Convert.
                ----------------------------------------------

            Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which in absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) any interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to convert such Securities in accordance with Article Twelve and to institute suit for the enforcement of any such payment or such right of conversion, and such rights shall not be impaired without the consent of such Holder.

  Section 509.  Restoration of Rights and Remedies.
                ----------------------------------

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

  Section 510.  Rights and Remedies Cumulative.
                ------------------------------

            Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

  Section 511.  Delay or Omission Not Waiver.
                ----------------------------

            No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Subject to Section 507, every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

  Section 512.  Control by Holders.
                ------------------

            The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that
                                 --------

            (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

            Upon receipt by the Trustee of any such direction with respect to Securities of any series, a record date shall be set for determining the Holders of Outstanding Securities of such series entitled to join in such direction, which record date shall be the close of business on the day the Trustee receives such direction. The Holders of Outstanding Securities of such series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to join in such direction, whether or not such Holders remain Holders after such record date; provided that, unless
                                                      --------
  such direction shall have become effective by virtue of Holders of at least a majority in principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents) having joined therein on or prior to the 90th day after such record date, such direction shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a direction contrary to or different from, or, after the expiration of such period, identical to, a direction that has been cancelled pursuant to the proviso to the preceding sentence, in which event a new record date in respect thereof shall be set pursuant to this paragraph.

  Section 513.  Waiver of Past Defaults.
                -----------------------

            The Holders of not less than a majority in principal amount of the Outstanding securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

            (1) in the payment of the principal of or any premium or interest on any Security of such series, or

            (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

            Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

  Section 514.  Undertaking for Costs.
                ---------------------

            In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act.


                                  ARTICLE SIX

                                  The Trustee

  Section 601.  Certain Duties and Responsibilities.
                -----------------------------------

            The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act.

            (a) If an Event of Default with respect to securities of any Series at the time Outstanding has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (b)  Except during the continuance of an Event of Default:

                 (1) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                 (2) the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, in the absence of bad faith on its part, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture but need not verify the accuracy of the contents thereof.

            (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that:

                 (1)  this paragraph does not limit the effect of paragraph
            (b) of this Section;

                 (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                 (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 512.

            (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

            (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

            (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds, except to the extent required by law.

  Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

  Section 602.  Notice of Defaults.
                ------------------

            If a default or Event of Default occurs and is continuing hereunder with respect to Securities of any series, and if such default or Event of Default is known to a Responsible Officer or the Trustee, the Trustee shall mail the Holders of Securities of such series notice of such default within 90 days after it occurs; provided, however, that in the case
                                          --------  -------
  of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. Except in the case of a default in payment on any Security of any series, the Trustee may withhold notice if and so long as a trust committee of Responsible Officers of the Trustee in good faith determines that withholding the notice is in the interest of Holders of securities of such series. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

  Section 603.  Certain Rights of Trustee.
                -------------------------

            Subject to the provisions of Section 601:

            (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

            (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

            (d) the Trustee may consult with counsel and the written advice of such Counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

            (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory in form and substance to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

            (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall upon reasonable notice to the Company be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at a time and place acceptable to the Company;

            (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

            (h) the Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

  Section 604.  Not Responsible for Recitals or Issuance of Securities.
                ------------------------------------------------------

            The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

  Section 605.  May Hold Securities.
                -------------------

            The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

  Section 606.  Money Held in Trust.
                -------------------

            Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

  Section 607.  Compensation and Reimbursement.
                ------------------------------

            The Company agrees

            (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

            (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its written request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation, and reasonable expenses and disbursements of its agents and outside counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

            (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts and the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property of the Company held or collected by the Trustee in its capacity as Trustee or as Paying Agent hereunder (but not in any other capacity), except that held in trust to pay principal of (and premium, if any) or interest on particular Securities.

            When the Trustee incurs expenses or renders services after an Event of Default specified in Section 501(6) or (7) occurs with respect to any series of Securities, the expenses and the compensation for the services are intended to constitute expenses of administration under any Federal or State bankruptcy law or similar law.

            The Company's obligations under this Section 607 and any lien arising hereunder shall survive the resignation or removal of the Trustee, the discharge of the Company's obligations pursuant to Article Four or Article Thirteen hereof and the termination of this Indenture.

  Section 608.  Disqualification; Conflicting Interests.
                ---------------------------------------

            If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

  Section 609.  Corporate Trustee Required; Eligibility.
                ---------------------------------------

            There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 or is a subsidiary of a corporation which shall be a Person that has a combined capital and surplus of at least $50,000,000 and which unconditionally guarantees the obligations of the Trustee hereunder. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

  Section 610.  Resignation and Removal; Appointment of Successor.
                -------------------------------------------------

            (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.

            (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
  Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

            (d)  If at any time:

            (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

            (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

            (e) If the Trustee shall resign, be removed or be incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any Series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

            (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in
  Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

  Section 611.  Acceptance of Appointment by Successor.
                --------------------------------------

            (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

            (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of such series shall execute and deliver an indenture supple-mental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer the rights, powers, trust and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustee co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

            (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraphs (a) and (b) of this Section, as the case may be.

            (d) No successor shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

  Section 612.  Merger, Conversion, Consolidation or Succession to Business.
                -----------------------------------------------------------

            Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

  Section 613.  Preferential Collection of Claims Against Company.
                -------------------------------------------------

            If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

  Section 614.  Appointment of Authenticating Agent.
                -----------------------------------

            The Trustee may with the consent of the Company appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the pur-poses of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

            Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee or the Company may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company or the Trustee, as the case may be. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

            The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607.

            If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

            This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                                               ----------------------------
                                                                 As Trustee


                                               By
                                                 --------------------------
                                                    As Authenticating Agent


                                               By
                                                 --------------------------
                                                         Authorized Officer


                                 ARTICLE SEVEN

               Holders' Lists and Reports by Trustee and Company


  Section 701.  Company to Furnish Trustee Names and Addresses of Holders.
                ---------------------------------------------------------

            The Company will furnish or cause to be furnished to the Trustee

            (a) semi-annually, not later than 10 days after each Regular Record Date in each year, a list for each series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of the preceding Regular Record Date, and

            (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

  excluding from any such list names and addresses received by the Trustee in
  ---------
  its capacity as Security Registrar.

  Section 702.  Preservation of Information; Communications to Holders.
                ------------------------------------------------------

            (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

            (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.

            (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

  Section 703.  Reports by Trustee.
                ------------------

            (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. To the extent that any such report is required by the Trust Indenture Act with respect to any 12 month period, such report shall cover the 12 month period ending July 15 and shall be transmitted by the next succeeding September 15.

            (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

  Section 704.  Reports by Company.
                ------------------

            The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any
                                                             --------
  such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.


                                 ARTICLE EIGHT

                    Consolidation, Merger, or Sale of Assets

  Section 801.  Company May Consolidate, Etc., Only on Certain Terms.
                ----------------------------------------------------

            The Company shall not consolidate with or merge into any other Person or sell its properties and assets as, or substantially as, an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company, unless:

            (1) in case the Company shall consolidate with or merge into another Person or sell its properties and assets as, or substantially as, an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which purchases the properties and assets of the Company as, or substantially as, an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and the conversion rights, if any, shall be provided for in accordance with Article Twelve, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the Person (if other than the Company) formed by such consolidation or into which the Company shall have been merged or by the corporation which shall have acquired the Company's assets;

            (2) immediately after giving effect to such transaction, no Event of Default shall have happened and be continuing; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, or sale and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

  Section 802.  Successor Substituted.
                ---------------------

            Upon any consolidation of the Company with, or merger of the Company into, any other Person or any sale of the properties and assets of the Company as, or substantially as, an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such sale is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.


                                  ARTICLE NINE

                            Supplemental Indentures

  Section 901.  Supplemental Indentures Without Consent of Holders.
                --------------------------------------------------

            Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

            (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

            (3)  to add any additional Events of Default; or

            (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or

            (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Securities, including, without limitation, with respect to any of the provisions set forth in Article Fifteen, provided that any such addition, change or elimination
                        --------
       (i) shall neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Security with respect to such provision or (ii) shall become effective only when there is no such Security Outstanding; or

            (6)  to secure the Securities pursuant to the requirements of
       Section 1005, or to otherwise secure the Securities of any series; or

            (7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or

            (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

            (9) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this clause
                             --------
       shall not adversely affect the interests of the Holders of Securities of any series in any material respect; or

            (10) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Article Twelve, including providing for the conversion of the securities into any security (other than the Common Stock of the Company) or property of the Company; or

            (11)  to conform to any mandatory provisions of law.

  Section 902.  Supplemental Indentures With Consent of Holders.
                -----------------------------------------------

            With the consent of the Holders of not less than a majority of principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall,
             --------  -------
  without the consent of the Holder of each Outstanding Security affected thereby,

            (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon (including any change in the Floating or Adjustable Rate Provision pursuant to which such rate is determined that would reduce such rate for any period) or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
       Date), or modify the provisions of this Indenture with respect to the subordination of the Securities of any series in a manner adverse to the Holders, or

            (2) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

            (3) if applicable, make any change that adversely affects the right to convert any security to which the provisions of Article Twelve are applicable or, except as provided in this Indenture, decrease the conversion rate or increase the conversion price of any such security, or

            (4)  modify any of the provisions of this Section, Section 513 or
       Section 908, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however, that this clause shall not be deemed to
                --------  -------
       require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section and
       Section 908, or the deletion of this proviso, in accordance with the requirements of Sections 611(b) and 901(8).

  A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

            It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

  Section 903.  Execution of Supplemental Indentures.
                ------------------------------------

            In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and, with respect to supplemental indentures under Section 902 hereof, evidence of the consents of Holders required in connection therewith. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

  Section 904.  Effect of Supplemental Indentures.
                ---------------------------------

            Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

  Section 905.  Revocation and Effect of Consents.
                ---------------------------------

            Until an amendment or supplement under this Article or a waiver under this Article becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

            After an amendment or supplement becomes effective, it shall bind every Holder.

  Section 906.  Conformity with Trust Indenture Act.
                -----------------------------------

            Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

  Section 907.  Reference in Securities to Supplemental Indentures.
                --------------------------------------------------

            Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

  Section 908.  Waiver of Compliance by Holders.
                -------------------------------

            Anything in this Indenture to the contrary notwithstanding, any of the acts which the Company is required to do, or is prohibited from doing, by any of the provisions of this Indenture may, to the extent that such provisions might be changed or eliminated by a supplemental indenture pursuant to Section 902 upon consent of Holders of not less than a majority in aggregate principal amount of the then Outstanding Securities of the series affected, be omitted or done by the Company, if there is obtained the prior consent or waiver of the Holders of at least a majority in aggregate principal amount of the then Outstanding Securities of such series.

  Section 909.  Subordination Unimpaired.
                ------------------------

            No provision in any supplemental indenture that affects the superior position of the holders of Senior Debt shall be effective against holders of Senior Debt.


                                  ARTICLE TEN

                                   Covenants

  Section 1001.  Payment of Principal, Premium and Interest.
                 -------------------------------------------

            The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of and any premium and interest on the Securities of that series in accordance with the terms of the Securities and this Indenture.

  Section 1002.  Maintenance of Office or Agency.
                 -------------------------------

            So long as any Securities are Outstanding, the Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities of that series may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presen-tations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation
                                  --------  -------
  or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

  Section 1003.  Money for Securities Payments to Be Held in Trust.
                 -------------------------------------------------

            If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

            Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

            The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (ii) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

            The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

            Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that
                                                     --------  -------
  the Trustee or such Paying Agent, before being required to make any such repayment, may at the request and expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, the City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

  Section 1004.  Statement by Officers as to Default.
                 -----------------------------------

            The Company will deliver to the Trustee within 120 days after the end of each fiscal year of the Company ending after the date hereof, a certificate signed by the Company's principal executive officer, principal financial officer or principal accounting officer stating to the best knowledge of the signer thereof whether or not the Company has complied during such immediately preceding fiscal year with and is in compliance with all terms, conditions and covenants of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and if the signer has obtained knowledge of any continuing default by the Company in the performance, observation or fulfillment of any such term, condition or covenant, specifying each such default and the nature thereof.

  Section 1005.  Limitations on Liens on Common Stock of Principal
                 Subsidiaries.
                 -------------------------------------------------

            So long as any of the Securities remains Outstanding, the Company will not, and will not permit any Principal Subsidiary to, issue, assume, incur or guarantee any indebtedness for borrowed money secured by a mortgage, pledge, lien or other encumbrance in the nature of a lien ("Lien") on any of the Common Stock of a Principal Subsidiary, which Common Stock is owned by the Company or by any Principal Subsidiary, without effectively providing that the Securities of each series, the 9 1/8% Senior Notes if and to the extent then required to be secured by the terms of the 9 1/8% Senior Notes Indenture, and, if the Company so elects, any other indebtedness of the Company ranking senior to or on a parity with the Securities, shall be equally and ratably secured with, or prior to, such secured indebtedness for borrowed money so long as such secured indebtedness shall be so secured, unless after giving effect thereto, the aggregate amount of all such secured indebtedness of the Company and its Subsidiaries would not exceed 15% of Consolidated Tangible Net Worth of the Company and its Subsidiaries as reflected on the Company's most recently prepared quarterly balance sheet; provided, however, that this covenant shall not apply to, and there shall be
  --------  -------
  excluded from secured indebtedness in any computation under this covenant, indebtedness secured by: (i) Liens existing on the date hereof; (ii) Liens on any shares of common stock of any corporation existing at the time such corporation becomes a Principal Subsidiary or merges into or consolidates with the Company or a Principal Subsidiary; (iii) Liens on shares of common stock of any Person existing at the time of acquisition thereof by the Company or any Principal Subsidiary, (iv) Liens to secure the financing of the acquisition, construction or improvement of property, or the acquisition of shares of stock, hereafter acquired, constructed or improved by the Company or any Subsidiary, provided that such Liens are created prior to, at the time of or within one year after such acquisition or, in the case of property, completion of construction or commencement of commercial operation, whichever is later; (v) Liens in favor of the Company or any Subsidiary; (vi) Liens required by or in favor of governments or agencies thereof including those to secure progress, advance or other payments pursuant to any contract or provisions of any statute; or (vii) Liens in the nature of rights of set-off or bankers' liens pursuant to any contract or statute; and (viii) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in the foregoing clauses (i) to (vii), inclusive, provided,
                                                                --------
  further, that (a) such extension, renewal or replacement Lien shall be
  -------
  limited to all or a part of the same shares of stock that secured the Lien extended, renewed or replaced and (b) the indebtedness secured by such Lien at such time is not increased.


                                 ARTICLE ELEVEN

                            Redemption of Securities

  Section 1101.  Applicability of Article.
                 ------------------------

            Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of any series) in accordance with this Article.

  Section 1102.  Election to Redeem; Notice to Trustee.
                 -------------------------------------

            In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed, the specific provision of the Securities of such series pursuant to which such Securities being called for redemption are being redeemed and, if applicable, of the tenor of the Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

  Section 1103.  Selection by Trustee of Securities to Be Redeemed.
                 -------------------------------------------------

            If less than all the Securities of any series are to be redeemed (unless all of the Securities of such series and of a specified tenor are to be redeemed), the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. If less than all of the Securities of such series and of a specified tenor are to be redeemed, the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence.

            If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

            The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

            For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

  Section 1104.  Notice of Redemption.
                 --------------------

            Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at its address appearing in the Security Register.

            All notices of redemption shall state:

            (1)  the Redemption Date,

            (2)  the Redemption Price,

            (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed,

            (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

            (5) if applicable, the conversion price, and that the date on which the right to convert the principal of the Securities or the portions thereof to be redeemed will terminate will be the Redemption Date and the place or places where such Securities may be surrendered for conversion,

            (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

            (7) that the redemption is for a sinking fund, if such is the case.

            Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

  Section 1105.  Deposit of Redemption Price.
                 ---------------------------

            Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date, other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

            If any Security or portion thereof called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security or portion thereof shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

  Section 1106.  Securities Payable on Redemption Date.
                 -------------------------------------

            Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however,
                                                         --------  -------
  that, unless otherwise specified as contemplated by Section 301, installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of
  Section 307.

            If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

  Section 1107.  Securities Redeemed in Part.
                 ---------------------------

            Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE

                            Conversion of Securities

  Section 1201.  Applicability of Article.
                 ------------------------

            The provisions of this Article shall be applicable to the Securities of any series which are convertible into shares of Common Stock of the Company, and the issuance of such shares of Common Stock upon the conversion of such Securities, except as otherwise specified as contemplated by Section 301 for the Securities of such series.

  Section 1202.  Exercise of Conversion Privilege.
                 --------------------------------

            In order to exercise a conversion privilege, the Holder of a Security of a series with such a privilege shall surrender such Security to the Company at the office or agency maintained for that purpose pursuant to
  Section 1002, accompanied by written notice to the Company that the Holder elects to convert such Security or a specified portion thereof. Such notice shall also state, if different from the name and address of such Holder, the name or names (with address) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued. Securities surrendered for conversion shall (if so required by the Company or the Trustee) be duly endorsed by or accompanied by instruments of transfer in forms satisfactory to the Company and the Trustee duly executed by the registered Holder or its attorney duly authorized in writing; and Securities so surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (excluding Securities or portions thereof called for redemption during such period) shall also be accompanied by payment in funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security then being converted, and such interest shall be payable to such registered Holder notwithstanding the conversion of such Security, subject to the provisions of Section 307 relating to the payment of Defaulted Interest by the Company. As promptly as practicable after the receipt of such notice and of any payment required pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto setting forth the terms of such series of Security, and the surrender of such Security in accordance with such reasonable regulations as the Company may prescribe, the Company shall issue and shall deliver, at the office or agency at which such Security is surrendered, to such Holder or on its written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Security (or specified portion thereof), in accordance with the provisions of such Board Resolution, Officers' Certificate or supplemental indenture, and cash as provided therein in respect of any fractional share of such Common Stock otherwise issuable upon such conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date on which such notice and such payment, if required, shall have been received in proper order for conversion by the Company and such Security shall have been surrendered as aforesaid (unless such Holder shall have so surrendered such Security and shall have instructed the Company to effect the conversion on a particular date following such surrender and such Holder shall be entitled to convert such Security on such date, in which case such conversion shall be deemed to be effected immediately prior to the close of business on such date) and at such time the rights of the Holder of such Security as such Security Holder shall cease and the person or persons in whose name or names any certificate or certificates for shares of Common Stock of the Company shall be issuable upon such conversion shall be deemed to have become the Holder or Holders of record of the shares represented thereby. Except as set forth above and subject to the final paragraph of Section 307, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock of the Company issued upon such conversion.

            In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities of the same series, of authorized denominations, in aggregate principal amount equal to the unconverted portion of such Security.

  Section 1203.  No Fractional Shares.
                 --------------------

            No fractional share of Common Stock of the Company shall be issued upon conversions of Securities of any series. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. If, except for the provisions of this Section 1203, any Holder of a Security or Securities would be entitled to a fractional share of Common Stock of the Company upon the conversion of such Security or Securities, or specified portions thereof, the Company shall pay to such Holder an amount in cash equal to the current market value of such fractional share computed, (i) if such Common Stock is listed or admitted to unlisted trading privileges on a national securities exchange, on the basis of the last reported sale price regular way on such exchange on the last trading day prior to the date of conversion upon which such a sale shall have been effected, or (ii) if such Common Stock is not at the time so listed or admitted to unlisted trading privileges on a national securities exchange, on the basis of the average of the bid and asked prices of such Common Stock in the over-the-counter market, on the last trading day prior to the date of conversion, as reported by the National Quotation Bureau, Incorporated or similar organization if the National Quotation Bureau, Incorporated is no longer reporting such information, or if not so available, the fair market price as determined by the Board of Directors. For purposes of this Section, "trading day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday other than any day an which the Common Stock is not traded on the New York Stock Exchange, or if the Common Stock is not traded on the New York Stock Exchange, on the principal exchange or market on which the Common Stock is traded or quoted.

  Section 1204.  Adjustment of Conversion Price.
                 ------------------------------

            The conversion price of Securities of any series that is convertible into Common Stock of the Company shall be adjusted for any stock dividends, stock splits, reclassification, combinations or similar transactions in accordance with the term of the supplemental indenture or Board Resolutions setting forth the terms of the Securities of such series.

            Whenever the conversion price is adjusted, the Company shall compute the adjusted conversion price in accordance with terms of the applicable Board Resolution or supplemental indenture and shall prepare an Officers' Certificate setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002 and, if different, with the Trustee. The Company shall forthwith cause a notice setting forth the adjusted conversion price to be mailed, first class postage prepaid, to each Holder of Securities of such series at its address appearing on the Security Register and to any conversion agent other than the Trustee.

  Section 1205.  Notice of Certain Corporate Actions.
                 -----------------------------------

            In case:

            (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its retained earnings (other than a dividend for which approval of any shareholders of the Company is required); or

            (b) the Company shall authorize the granting to the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights (other than any such grant for which approval of any shareholders of the Company is required); or

            (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any shareholders of the Company is required), or of the sale of all or substantially all of the assets of the Company; or

            (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

  then the Company shall cause to be filed with the Trustee, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Securities Register, at least 20 days (or 10 days in any case specified in clause (a) or (b) above) prior to the applicable record date hereinafter specified, a notice stating (i) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined, or (ii) the date on which such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, sale, dissolution, liquidation or winding up. If at any time the Trustee shall not be the conversion agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

  Section 1206.  Reservation of Shares of Common Stock.
                 -------------------------------------

            The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common stock of the Company then issuable upon the conversion of all outstanding Securities of any series that has conversion rights.

  Section 1207.  Payment of Certain Taxes Upon Conversion.
                 ----------------------------------------

            The Company will pay any and all taxes that may be payable in respect of the issue or delivery of shares of its Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of its Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid.

  Section 1208.  Nonassessability.
                 ----------------

            The Company covenants that all shares of its Common Stock which may be issued upon conversion of Securities will upon issue in accordance with the terms hereof be duly and validly issued and fully paid and nonassessable.

  Section 1209.  Effect of Consolidation or Merger on Conversion Privilege.
                 ---------------------------------------------------------

            In case of any consolidation of the Company with, or merger of the Company into or with any other Person, or in case of any sale of all or substantially all of the assets of the Company, the Company or the Person formed by such consolidation or the Person into which the Company shall have been merged or the Person which shall have acquired such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding of any series that is convertible into Common Stock of the Company shall have the right, which right shall be the exclusive conversion right thereafter available to said Holder (until the expiration of the conversion right of such Security), to convert such Security into the kind and amount of shares of stock or other securities or property (including cash) receivable upon such consolidation, merger or sale by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger or sale, subject to compliance with the other provisions of this Indenture, such Security and such supplemental indenture. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in such Security. The above provisions of this Section shall similarly apply to successive consolidations, mergers or sales. It is expressly agreed and understood that anything in this Indenture to the contrary notwithstanding, if, pursuant to such merger, consolidation or sale, holders of outstanding shares of Common Stock of the Company do not receive shares of common stock of the surviving corporation but receive other securities, cash or other property or any combination thereof, Holders of Securities shall not have the right to thereafter convert their Securities into common stock of the surviving corporation or the corporation which shall have acquired such assets, but rather, shall have the right upon such conversion to receive the other securities, cash or other property receivable by a holder of the number of shares of Common Stock of the Company into which the Securities held by such holder might have been converted immediately prior to such consolidation, merger or sale, all as more fully provided in the first sentence of this Section 1209. Anything in this Section 1209 to the contrary notwithstanding, the provisions of this Section 1209 shall not apply to a merger or consolidation of another corporation with or into the Company pursuant to which both of the following conditions are applicable: (i) the Company is the surviving corporation and (ii) the outstanding shares of Common Stock of the Company are not changed or converted into any other securities or property (including cash) or changed in number or character or reclassified pursuant to the terms of such merger or consolidation.

            As evidence of the kind and amount of shares of stock or other securities or property (including cash) into which Securities may properly be convertible after any such consolidation, merger or sale, or as to the appropriate adjustments of the conversion prices applicable with respect thereto, the Trustee shall be furnished with and may accept the certificate or opinion of an independent certified public accountant with respect thereto; and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely thereon, and shall not be responsible or accountable to any Holder of Securities for any provision in conformity therewith or approved by such independent certified accountant which may be contained in said supplemental indenture.

  Section 1210.  Duties of Trustee Regarding Conversion.
                 --------------------------------------

            Neither the Trustee nor any conversion agent shall at any time be under any duty or responsibility to any Holder of Securities of any series that is convertible into Common Stock of the Company to determine whether any facts exist which may require any adjustment of the conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, whether herein or in any supplemental indenture, any resolutions of the Board of Directors or written instrument executed by one or more officers of the Company provided to be employed in making the same. Neither the Trustee nor any conversion agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock of the Company, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Securities and neither the Trustee nor any conversion agent makes any representation with respect thereto. Subject to the provisions of Section 601, neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of its Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or to comply with any of the covenants of the Company contained in this Article Twelve or in the applicable supplemental indenture, resolutions of the Board of Directors or written instrument executed by one or more duly authorized officers of the Company.

  Section 1211.  Repayment of Certain Funds Upon Conversion.
                 ------------------------------------------

            Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any other paying agent for the purpose of paying the principal of, and premium, if any, and interest, if any, on any of the Securities (including funds deposited for the sinking fund referred to in Article Three hereof) and which shall not be required for such purposes because of the conversion of such Securities as provided in this Article Twelve shall after such conversion be repaid to the Company by the Trustee upon the Company's written request by Company Request.


                                ARTICLE THIRTEEN

                       Defeasance and Covenant Defeasance

  Section 1301.  Company's Option to Effect Defeasance or Covenant Defeasance.
                 ------------------------------------------------------------

            The Company may elect, at any time, to have either Section 1302 or
  Section 1303 applied to the Outstanding Securities of any series, upon compliance with the conditions set forth below in this Article Thirteen.

  Section 1302.  Defeasance and Discharge.
                 ------------------------

            Upon the Company's exercise of the option provided in Section 1301 to have this Section 1302 applied to the Outstanding Securities of any series, the Company shall be deemed to have been discharged from its obligations, and the provisions of Article Fifteen shall cease to be effective, with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in
  Section 1304 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Securities of such series to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the prin-cipal of and any premium and interest on such Securities of such series when payments are due, (2) the Company's obligations with respect to the Securities of such series under Sections 304, 305, 306, 1002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, its rights under Section 607 and (4) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option provided in Section 1301 to have this
  Section 1302 applied to the Outstanding Securities of any series notwithstanding the prior exercise of its option provided in Section 1301 to have Section 1303 applied to the Outstanding Securities of such series.

  Section 1303.  Covenant Defeasance.
                 -------------------

            Upon the Company's exercise of the option provided in Section 1301 to have this Section 1303 applied to the Outstanding Securities of any series, (1) the Company shall be released from its obligations under Section 1005 and Section 801 and (2) the occurrence of any event specified in Sections 501(3), 501(4) (with respect to Section 1005 and Section 801) and 501(5) shall be deemed not to be or result in an Event of Default, and (3) the provisions of Article Fifteen shall cease to be effective, in each case with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.

  Section 1304.  Conditions to Defeasance or Covenant Defeasance.
                 -----------------------------------------------

            The following shall be the conditions to application of either
  Section 1302 or Section 1303 to the Outstanding Securities of any series:

            (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Outstanding Securities of such series, (i) money in an amount, or (ii) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on the Securities of such series on the respective Stated Maturities, in accordance with the terms of this Indenture and the Securities of such series. As used herein, "U.S. Government Obligation" means (x) any security that is (i) a direct obligation of the United States of America for the payment of which full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality for the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any specific payment of principal of or interest on any such U.S. Government Obligation specified in Clause (x) and held by such custodian for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any such U.S. Government Obligation, provided that (except as required by
                                        --------
       law) such custodian is not authorized to make any deduction from the amount payable to the Holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

            (2) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
       (i) the Company has received from or, there has been published by, the Internal Revenue Service, a ruling or (ii) since the date hereof, there has been a change in the applicable Federal income tax law, in case of either (i) or (ii) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of such deposit and Defeasance and discharge to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

            (3) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holder of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as result of the deposit and Covenant Defeasance to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

            (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities of such series, if then listed on any securities exchange, will not be delisted as a result of such deposit.

            (5) No Event of Default or event that (after notice or lapse of time or both) would become an Event of Default shall have occurred and be continuing at the time of such deposit or, with regard to any Event of Default or any such event specified in Sections 501(6) and 501(7), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

            (6) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

            (7) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be qualified under such Act or exempt from regulation thereunder.

            (8) At the time of such deposit: (A) no default in the payment of principal of (or premium, if any) or interest on any Senior Debt shall have occurred and be continuing or (B) no other event of default with respect to any Senior Debt shall have occurred and be continuing and shall have resulted in such Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or, in the case of either Clause (A) or Clause (B) above, each such default or event of default shall have been cured or waived or shall have ceased to exist.

  Section 1305.  Deposited Money and U.S. Government Obligations
                 to be Held In Trust; Other Miscellaneous Provisions.
                 ---------------------------------------------------

            Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1306, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1304 in respect of the Securities of any Defeasible Series shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities of such series and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of Securities of such series, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law. Money so held in trust shall not be subject to the provisions of Article Fifteen.

            The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

            Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 with respect to Securities of any Defeasible Series that, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance with respect to the Securities of such series.

  Section 1306.  Reinstatement.
                 -------------

            If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article Thirteen with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen with respect to Securities of such series until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1305 with respect to Securities of such series in accordance with this Article Thirteen; provided, however, that if the Company makes any payment of principal of or
  --------  -------
  any premium or interest on any Security of such series following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of Securities of such series to receive such payment from the money so held in trust.


                                ARTICLE FOURTEEN

                                 Sinking Funds

  Section 1401.  Applicability of Article.
                 ------------------------

            The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 301 for Securities of such series.

            The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment." If provided for by the terms of Securities of any series, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1211. Each sinking fund payment shall be applied to the redemption of Securities of any series as provided for by the terms of Securities of such series.

  Section 1402.  Satisfaction of Sinking Fund Payments with Securities.
                 -----------------------------------------------------

            The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been converted pursuant to Article Twelve or Securities of a series which have been acquired or redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities or otherwise, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series; provided that such
                                                          --------
  Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

  Section 1403.  Redemption of Securities for Sinking Fund.
                 -----------------------------------------

            Not less than 60 days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an Officers Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 30 nor more than 60 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104 and provide a copy thereof to the Company five (5) days in advance of the mailing thereof. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 1107.


                                ARTICLE FIFTEEN

                          Subordination of Securities

  Section 1501.  Securities Subordinate to Senior Debt.
                 -------------------------------------

            The Company covenants and agrees, and each Holder of a Security, by its acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article (subject to the provisions of Article Four and Article Thirteen), the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all amounts then due and payable in respect of all Senior Debt.

  Section 1502.  Payment Over of Proceeds Upon Dissolution, Etc.
                 ----------------------------------------------

            In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, arrangement, reorganization, debt restructuring or other similar case or proceeding in connection with any insolvency or bankruptcy proceeding, relative to the Company or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Proceeding") the holders of Senior Debt shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the Holders of the Securities are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution which may be payable or deliverable by reason of the payment of any other Debt of the Company subordinated to the payment of the Securities, such payment or distribution being hereinafter referred to as "Junior Subordinated Payment"), on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary and to that end the holders of Senior Debt shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any Junior Subordinated Payment, which may be payable or deliverable in respect of the Securities in any such Proceeding.

            In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any Junior Subordinated Payment, before all Senior Debt is paid in full or payment thereof is provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all Senior Debt in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt. Any taxes that have been withheld or deducted from any payment or distribution in respect of the Securities, or any taxes that ought to have been withheld or deducted from any such payment or distribution that have been remitted to the relevant taxing authority, shall not be considered to be an amount that the Trustee or the Holder of any Security receives for purposes of this Section.

            For purposes of this Article only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which securities are subordinated in right of payment to all then outstanding Senior Debt to substantially the same extent as the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person or the liquidation or dissolution of the Company following the sale of all or substantially all of its properties and assets as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a Proceeding for the purposes of this Section if the Person formed by such consolidation or into which the Company is merged or the Person which acquires by sale such properties and assets as an entirety, as the case may be, shall, as a part of such consolidation, merger, or sale comply with the conditions set forth in Article Eight.

  Section 1503.  Prior Payment to Senior Debt Upon Acceleration of Securities.
                 ------------------------------------------------------------

            In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of the Senior Debt outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due on or in respect of such Senior Debt, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, before the Holders of the Securities are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) by the Company on account of the principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary; provided, however, that nothing in this Section shall
                  --------  -------
  prevent the satisfaction of any sinking fund payment in accordance with Article Fourteen by delivering and crediting pursuant to Section 1402 Securities which have been acquired (upon redemption or otherwise) prior to such declaration of acceleration or which have been converted pursuant to Article Twelve.

            In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

            The provisions of this Section shall not apply to any payment with respect to which Section 1502 would be applicable.

  Section 1504.  No Payment When Senior Debt in Default.
                 --------------------------------------

            (a) In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Debt, or in the event that any event of default with respect to any Senior Debt shall have occurred and be continuing and shall have resulted in such Senior Debt becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or (b) in the event any judicial proceeding shall be pending with respect to any such default in payment or such event of default, then no payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) shall be made by the Company on account of principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities by the Company or any Subsidiary; provided, however, that nothing in this Section shall prevent the
  --------  -------
  satisfaction of any sinking fund payment in accordance with Article Fourteen by delivering and crediting pursuant to Section 1402 Securities which have been acquired (upon redemption or otherwise) prior to such default in payment or event of default or which have been converted pursuant to Article Twelve.

            In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company.

            The provisions of this Section shall not apply to any payment with respect to which Section 1502 would be applicable.

  Section 1505.  Payment Permitted If No Default.
                 -------------------------------

            Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 1502 or under the conditions described in Sections 1503 and 1504, from making payments at any time of principal of (and premium, if any) or interest on the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of (and premium, if any) or interest on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article.

  Section 1506.  Subrogation to Rights of Holders of Senior Debt.
                 -----------------------------------------------

            Subject to the payment in full of all Senior Debt, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Debt, the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Debt pursuant to the provisions of this Article (equally and ratably with the holders of all indebtedness of the Company which by its express terms in subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated to the Senior Debt and is entitled to like rights of subrogation by reason of any payments or distributions made to holders of such Senior Debt) to the rights of the holders of such Senior Debt to receive payments and distributions of cash, property and securities applicable to the Senior Debt until the principal of (and premium, if any) and interest on the Securities shall be paid in full. If the Trustee or the Holders of the Securities are not for any reason entitled to be subrogated to the rights of holders of Senior Debt in respect of such payment or distribution, then the Trustee or the Holders of the Securities may require each holder of Senior Debt to whom any such payment or distribution is made as a condition to such payment or distribution to assign its Senior Debt to the extent of such payment or distribution and all rights with respect thereto to the Trustee on behalf of the Holders. Such assignment shall not be effective until such time as all Senior Debt has been paid in full or payment thereof provided for. For purposes of such subrogation or assignment, no payments or distributions to the holders of the Senior Debt of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Debt by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Debt, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Debt.

  Section 1507.  Provisions Solely to Define Relative Rights.
                 -------------------------------------------

            The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Debt on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Debt, and the Holders of the Securities, the obligations of the Company, which are absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Debt, are intended to rank equally with all other general unsecured obligations of the Company), to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Debt; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture including, without limitation, filing and voting claims in any Proceeding, subject to the rights, if any, under this Article of the holders of Senior Debt to receive cash, property and secur-ities otherwise payable or deliverable to the Trustee or such Holder.

  Section 1508.  Trustee to Effectuate Subordination.
                 -----------------------------------

            Each Holder of a Security by his or her acceptance thereof authorizes and directs the Trustee on his or her behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination provided in this Article and appoints the Trustee his or her attorney-in-fact for any and all such purposes.

  Section 1509.  No Waiver of Subordination Provisions.
                 -------------------------------------

            No right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof that any such holder may have or be otherwise charged with.

            Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities, and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter or increase, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any Person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

  Section 1510.  Notice to Trustee.
                 -----------------

            The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Debt or from any trustee, agent or representative therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice
  --------  -------
  provided for in this Section at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

            Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or herself to be a holder of Senior Debt (or a trustee, agent or representative therefor) to establish that such notice has been given by a holder of Senior Debt (or a trustee, agent or representative therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

  Section 1511.  Reliance on Judicial Order or Certificate of Liquidating
                 Agent.
                 --------------------------------------------------------

            Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

  Section 1512.  Trustee Not Fiduciary For Holders of Senior Debt.
                 ------------------------------------------------

            The Trustee, in its capacity as trustee under this Indenture, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise.

  Section 1513. Rights of Trustee as Holder of Senior Debt; Preservation of Trustee's Rights.
                 -----------------------------------------------------------

            The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Debt which may at any time be held by it, to the same extent as any other holder of Senior Debt, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

            Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607.

  Section 1514.  Article Applicable to Paying Agents.
                 -----------------------------------

            In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee.

  Section 1515.  Defeasance of This Article Fifteen.
                 ----------------------------------

            The subordination of the Securities provided by this Article Fifteen is expressly made subject to the provisions for defeasance or covenant defeasance in Article Thirteen and, anything herein to the contrary notwithstanding, upon the effectiveness of any such defeasance or covenant defeasance, the Securities then outstanding shall thereupon cease to be subordinated pursuant to this Article Fifteen.

  Section 1516. Certain Conversions Deemed Payment.
                 ---------------------------------

            For the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Twelve shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such security. For the purposes of this Section, the term "junior securities" means (a) shares of any stock of any class of the Company and (b) securities of the Company which are subordinated in right of payment to all Senior Debt which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Debt and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article Twelve.

            This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                               ORION CAPITAL CORPORATION


                                               By
                                                 --------------------------


  Attest:


  -----------------------

                                               STATE STREET BANK AND TRUST
                                               COMPANY OF CONNECTICUT,
                                               NATIONAL ASSOCIATION, as
                                               Trustee


                                               By
                                                 --------------------------


  Attest:


  -----------------------

  STATE OF NEW YORK  )
                     )  ss.:
  COUNTY OF NEW YORK )


            On the      day of            , 1994, before me personally came
                   ----        -----------
                               , to me known, who, being by me duly sworn, did
  -----------------------------
  depose and say that (s)he is                               of ORION CAPITAL
                               -----------------------------
  CORPORATION, one of the corporations described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that
  (s)he signed her/his name thereto by like authority.



                                               -------------------------------

  STATE OF NEW YORK  )
                     )  ss.:
  COUNTY OF NEW YORK )

            On the      day of             , 1994, before me personally came
                   ----        ------------
                               , to me known, who, being by me duly sworn, did
  -----------------------------
  depose and say that (s)he is                        of STATE STREET BANK AND
                               ----------------------
  TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, one of the corporations described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that (s)he signed her/his name thereto by like authority.



                                               -------------------------------